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                         DEAD OF TRUST, ASSIGNMENTS OF RENTS
                      SECURITY AGREEMENT AND FINANCING STATEMENT
                                 (Construction Loan)




    THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AND FINANCING STATEMENT ("Deed of Trust") is made this 30th day of May, 1996, between EMERITUS PROPERTIES II, INC., whose address is Market Place One, 2003 Western Avenue, Suite 660, Seattle, Washington 98121 (hereinafter referred to as "Borrower" or "Grantor"), and American Land Title Company, whose address is 1800 W Koch P.O. Box 396 Bozeman, MT 59771, as "Trustee", and RMI CAPITAL MANAGEMENT CO., whose address is 3773 Cherry Creek North Drive, Suite 640, Denver, Colorado 80209, as "Beneficiary" or "Lender."

                                     WITNESSETH:

    THAT WHEREAS, the Borrower is justly indebted unto Lender in the aggregate sum of Four Million Six Hundred Ninety-Five Thousand and no One-Hundredths Dollars ($4,695,000.00) or so much thereof as may have been disbursed, as evidenced by the Promissory Note of even date herewith (hereinafter sometimes referred to as the "Note"), which Note is payable at the office of the Lender or at such other place as the legal holder or holders thereof may designate in writing, with interest thereon and payable as provided in said Note. If not sooner paid, the final payment of principal and interest on said Note shall be due thirty-six months from the date hereof.

    AND WHEREAS, the Borrower is the owner in fee simple of the property (the "Property") situate in the County of Gallatin and State of Montana as specifically described in EXHIBIT A-1 attached hereto and by this reference incorporated herein.

    AND WHEREAS, the Borrower is desirous of securing the payment of the principal and interest of said Note in whosoever hands said Note may be.

    NOW, THEREFORE, the said Grantor, in consideration of the premises, and for the purpose aforesaid, does hereby grant, bargain, sell and convey unto the Trustee, in trust forever with power of sale, the Property situate in the County of Gallatin and State of Montana, as more specifically described on EXHIBIT A-1 attached and by this reference incorporated herein and subject to the Permitted Encumbrances (defined below), which, with the









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property hereinafter described, is referred to herein as the "Mortgaged
Property.

    TOGETHER WITH AND INCLUDING:

         (1) All right, title and interest which Grantor now has or may hereafter acquire in and to the Property and in and to all improvements, tenements, easements, hereditaments and appurtenances thereunto belonging.

         (2) All right, title and interest, if any, of Grantor, in and to the land lying within any street or roadway adjoining the Property; and all right, title and interest of Grantor in any vacated or hereafter vacated street or alley adjoining the Property; and all right, title and interest, if any, of Grantor in and to any strips and gores adjoining the Property.

         (3) All and singular the passages, waters, water rights, water courses, riparian rights, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the Property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof.

         (4) All right, title and interest of Grantor in and to any and all contracts and subcontracts for the construction and supplying and furnishing of materials and equipment for use on the Property.

         (5) All leases, rents, issues, proceeds and profits accruing and to accrue from said Property, including but not limited to amounts payable under residential occupancy agreements, whether deemed rents or accounts.

         (6) All plans and specifications for the improvements now or hereafter constructed on the Property; ALL contracts and subcontracts relating to the Property, ALL deposits (including forfeited tenant's security deposits), funds, accounts, contract rights, including management agreements for the Property; instruments, documents, general intangibles (including trademarks, service marks, trade name and symbols used in connection therewith), contracts of sale relating to any of the Mortgaged Property (consent to same not granted or to be implied hereby), and notes or chattel paper arising from the sale, exchange or transfer (provided any such transaction is consented to by Lender as required by this Deed of Trust) of any of the Mortgaged Property; all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with any of the Mortgaged Property; the books and records pertaining to the Property; all


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proceeds arising from or by virtue of the sale, lease or other disposition of all or any part of the Mortgaged Property (consent to same not granted or to be implied hereby).

         (7) All proceeds or sums payable in lieu of or as compensation for the loss of or damage to any of the Mortgaged Property, and all rights in and to all pertinent present and future fire and/or hazard insurance policies insuring the Mortgaged Property; all awards made by any public body or decreed by any Court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding of the Mortgaged Property or any part thereof.

         (8) All buildings, structures, open parking areas and improvements of every kind and description now or hereafter erected or placed on the Property and all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon including, but not limited to, lumber, plaster, cement, shingles, roofing, plumbing, fixtures, pipe, lath, wallboard, cabinets, nails, sinks, toilets, furnaces, heaters, brick, tile, water heaters, screens, window frames, glass, doors, flooring, paint, lighting fixtures and unattached refrigerating, cooking, heating and ventilating appliances and equipment, all of which materials shall be deemed to be included within the said Property immediately upon the delivery thereof to the Property.

         (9) All machinery, apparatus, equipment, fittings, fixtures, goods and other articles of personal property now or hereafter owned by Grantor and attached to or contained in and used in connection with any present or future operation of the Property, including, but not limited to, all furniture, gas ranges, mechanical equipment, tools, refrigerators, swimming pool equipment, recreational equipment, awnings, shades, screens, equipment and other furnishings and all plumbing, heating, air conditioning, lighting, cooking, laundry, ventilating, refrigerating, incinerating, and sprinkling equipment and fixtures and appurtenances thereto; and the property, if any, described in EXHIBIT A-2, attached hereto and incorporated by this reference; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said building or buildings in any manner.

         (10) All inventory used in the operation of the Property.


         (11) (a) All of Grantor's rights to further encumber the Property by debt, except for such encumbrance, which, by its actual terms and specifically expressed intent, shall be and at all times remain subject and subordinate to any tenancies thereafter


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created.  Grantor hereby represents as a special inducement to the Lender to make this loan, that as of the date hereof there are no encumbrances to secure debt junior to this Deed of Trust and covenants that there are to be none as of the date when this Deed of Trust becomes of record, except in either case encumbrances having the prior written approval of the Lender herein; and

              (b) All of Grantor's rights to enter into any lease agreement which would create a tenancy that is or may become subordinate in any respect to any mortgage or deed of trust encumbering the Property other than this Deed of Trust.

         (12) All other interest of every kind and character which Debtor now has or at any time hereafter acquires in and to the Mortgaged Property and all property which is used or useful in connection therewith, including rights of ingress and egress, easements, licenses, and all reversionary rights or interests of Debtor with respect to the Mortgaged Property, together with all additions, accessions, accessories, and the proceeds thereof.

         It is specifically understood that the enumeration of any specific articles of property shall in no wise exclude or be held to exclude any items of property not specifically mentioned. All of the land, estate and property hereinabove-described, real, personal and mixed, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby. The real estate conveyed by this Deed of Trust does not exceed 30 acres.

         TO HAVE AND TO HOLD IN TRUST NEVERTHELESS, that in case of an Event of Default defined below, the Lender or the legal holder of the indebtedness secured hereby may declare a violation of any of the covenants herein contained and elect to demand foreclosure sale. Trustee shall sell the Property in accordance with the laws of the State of Montana and the Uniform Commercial Code of the State of Montana, where applicable, at public or private sale as allowed by law to the highest bidder. Any person (except Trustee) may bid at the Trustee I s sale. Trustee shall apply the proceeds of the sale as follows: (1) to the expense of the sale, including a reasonable Trustee's fee and attorney's fee; (2) to the obligations secured by this Deed of Trust; and (3) the surplus, if any, shall be distributed in accordance with the laws of Montana. Trustee shall deliver to the purchaser at the sale a Trustee's deed, without warranty, which shall convey to the purchaser such interest in the Property which Grantor had or had the power to convey at the time of the execution of this Deed of Trust, and such interest as Trustee may have acquired thereafter.


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The Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all requirements of law and of this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value. The power of sale conferred by this Deed of Trust and by the laws of Montana is not an exclusive remedy and when not exercised, Beneficiary may foreclose this Deed of Trust under the laws of Montana as a mortgage and in that event, obtain a deficiency to the extent allowed by law. At any time Beneficiary may appoint in writing a successor trustee, or discharge and appoint a new Trustee in the place of any Trustee named herein, and upon the recording of such appointment in the records of the county in which this Deed of Trust is recorded, the successor Trustee shall be vested with all powers of the Original Trustee, Grantor agrees to surrender possession of the Property to the Purchaser at the aforesaid sale on or before the tenth day following the sale, in the event such possession has not previously been delivered.

         And the said Grantor, for itself and for its successors and assigns, covenants and agrees to and with the said Trustee, that at the time of the ensealing of and delivery of these presents, it is well seized of the Mortgaged Property in fee simple, and has good right, full power and lawful authority to grant, bargain sell and convey the same in the manner and form as aforesaid; thereby fully and absolutely waiving and releasing all rights and claims it may have in or to said lands, tenements and property as a Homestead Exemption, or other exemption, under and by virtue of any act of the General Assembly of the State of Montana, now existing or which may hereafter be passed in relation thereto; and that the same are free and clear of all liens and encumbrances whatever, except the lien of general taxes not yet due and payable and the Permitted Encumbrances set forth on Exhibit A-3, and the above-bargained Mortgaged Property in the quiet and peaceable possession of the said Trustee, his successors and assigns against all and every person or persons lawfully claiming or to claim the whole or any part thereof, the Grantor shall and will warrant and forever defend.

         IT IS FURTHER UNDERSTOOD AND AGREED THAT:

MAINTENANCE, REPAIR AND RESTORATION OF IMPROVEMENTS, PAYMENT OF PRIOR LIENS,
ETC.

         1. Borrower shall pay each item of indebtedness secured by this Deed of Trust when due according to the terms hereof or of the Note and shall (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Property which may become damaged or be destroyed subject to casualty/condemnation clauses in this Deed of Trust; (b) keep the Property in good


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condition and repair, without waste, and free from mechanics' liens or claims for lien not expressly subordinated to the lien hereof; (c) pay when due any indebtedness which may be secured by a lien or charge on the Property superior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such prior lien to Lender; (d) pay when due all utility charges which are incurred for the benefit of the Property or which may become a charge or lien against the Property for energy, fuel, gas, electricity, water or sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting the Property, or any portion thereof, whether or not such assessments or charges are liens thereon;
(e) complete within a reasonable time, any building or buildings now or at any time in process of erection upon the Property; (f) comply with all requirements of law, municipal ordinances, or restrictions of record with respect to the Property and the use thereof; (g) operate the Property as a first class assisted living center; (h) make no material alterations to the Property or any of the buildings, improvements, fixtures, apparatus, machinery and equipment now or hereafter erected or located upon said Property, except as required by law or municipal ordinance, without Lender's written consent; (i) suffer or permit no change in the general nature of the occupancy of the Property, without Lender's written consent; (j) initiate or acquiesce in no zoning reclassification without Lender's written consent; (k) not make-any purchase or conditional sale, lease or agreement under which title is reserved in the vendor of any such fixtures, apparatus, machinery, equipment or personal property to be placed in or upon any of the buildings or improvements on the Property; and (1) not voluntarily create or otherwise permit to be created or filed against the Mortgaged Property, any other Deed of Trust or any mortgage lien or other lien or liens or statements of lien, inferior or superior to this Deed of Trust, without the prior written consent of Lender. Upon the failure of the Grantor to perform or comply with these covenants contained in this subsection (1) , or any part hereof, or upon failure to cause the release of a mechanic's lien or the posting of a bond and the obtaining of a certificate of release from the Clerk of the District Court releasing such mechanic's lien within sixty (60) days after the recordation of a statement of lien, the principal and all accrued interest shall, at the option of the holder of the Note, become due and payable and this Deed of Trust shall be subject to foreclosure as herein provided.

PAYMENT OF TAXES

         2. Grantor shall pay before any penalty attaches all general taxes, and shall pay special taxes, special assessments, water charges, sewer service charges, and other charges against the Property when due and payable, and shall furnish to Lender receipts evidencing payment of same within thirty (30) days following their


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respective due dates.  To prevent default hereunder, Grantor shall pay in full under protest, or provide an indemnity bond or other security reasonably satisfactory to Lender and in the manner provided by statute, as to any tax or assessment which Grantor may desire to contest.

TAX DEPOSITS

         3. Following an Event of Default, Grantor shall deposit monthly with Lender or at such place as Lender may from time to time designate, a sum equal to one-twelfth of the last total annual taxes on the Property (unless said taxes were based upon assessments which excluded the current improvements or any portions thereof, in which event the amount of such deposits shall be based upon the Lender's reasonable estimate as to the total amount of taxes to be levied and assessed). Borrower, concurrently with the payment of the first deposit under this paragraph, will also deposit with Lender an amount based upon the taxes and assessments so ascertainable or so estimated by the Lender, as the case may be, for taxes and assessments on the Property, on an accrual basis for the period from March 1, succeeding the year for which all taxes and assessments have been paid, to and including the date of the first deposit in this paragraph hereinabove mentioned. Such deposits are to be held without any allowance of interest and are to be used for the payment of taxes and assessments (general and special) on the Property next due and payable when they become due. If the funds so deposited are insufficient to pay any such taxes and assessments (general and special) for any year when the same shall become due and payable, the Grantor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as may be necessary to pay such taxes and assessments (general and special) in full.

INSURANCE

         4. Borrower shall keep all buildings and improvements now or hereafter situated on the Property insured against loss or damage by fire, lightning and risks customarily covered by standard extended coverage endorsement. The insurance policies shall include a standard extended coverage endorsement, a vandalism and malicious mischief endorsement or an all perils endorsement, all in amounts not less than the full replacement costs of all improvements including the cost of debris removal, but excluding foundations and footings. Unless modified by Lender in writing, Borrower shall also provide:
Comprehensive General Public Liability Insurance in limits satisfactory to Lender; if there are pressure fired vessels within the Property, Broad Form Boiler and Machinery Insurance on all equipment and objects customarily covered by such insurance and providing for full repair and replacement cost coverage; Rent and Rental Value Insurance in the


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sum of (a) rental for a full year period, (b) real estate taxes, special assessments and utility charges and (c) the premiums for all insurance required to be paid whether by the Lessor or by the tenants under each lease of the Property; during the making of any alterations or improvements to the Property,
(a) owner's contingent liability covering claims not covered by the general comprehensive insurance referred to above, and (b) Worker's Compensation Insurance covering all persons engaged in making such alterations or improvements; if the Property is in a 'If flood plain area" as defined by the Federal Insurance Administration pursuant to the Federal Flood Disaster Protection Act of 1973, then Federal Flood Insurance in the maximum obtainable amount up to the loan amount; and such other coverage as may reasonably be required by Lender.

         All policies for such insurance to be furnished hereunder shall be in forms, companies and amounts satisfactory to Lender, with first mortgagee clauses and loss payable clauses attached to all policies in favor of and in form satisfactory to Lender, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without ten
(10) days' prior written notice to the Lender and shall contain endorsements that no act or negligence of the insured or any occupant, and no occupancy or use of the property for purposes more hazardous than permitted by the terms of the policy will affect the validity or enforceability of such insurance as against Lender; shall be in full force and effect on the date hereof. Said insurance policies shall be written in amounts sufficient to prevent Borrower from becoming a co-insurer under the applicable policies. Borrower shall deliver all said policies, including additional and renewal policies, to Lender, and, in the case of insurance about to expire, shall deliver renewal policies not less than ten (10) days prior to their respective dates of expiration.

INSURANCE DEPOSITS

    5. Following an Event of Default, Grantor shall deposit monthly with Lender or at such place as Lender may from time to time designate, sufficient funds, as estimated by Lender in its sole discretion, to permit payment of annual insurance premiums on the Property next due and payable when they become due. Concurrently with the payment of the first deposit under this paragraph, Borrower shall also deposit an amount equal to one-twelfth (1/12th) of the next maturing annual insurance premiums for each month that has elapsed since the last date to which such premiums were paid. Such deposits are to be held without any allowance of interest and are to be used for the payment of insurance premiums on the Property when they become due and payable. Grantor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as are necessary to


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make up any deficiencies in amounts necessary to pay such premiums when due.

LENDER'S INTEREST IN AND USE OF DEPOSITS

         6. Following an Event of Default, the Lender may at its option, without being required to do so, apply any moneys at the time on deposit pursuant to paragraphs entitled "Tax Deposits" and "Insurance Deposits" hereof, as any one or more of the same may be applicable, on any of Grantor's obligations herein or in the Note contained, in such order and manner as Lender may elect. When the indebtedness secured hereby has been fully paid, any remaining deposits shall be paid to Borrower or to the then owner or owners of the Property. Such deposits are hereby pledged as additional security for the Note and shall be held in trust to be irrevocably applied for the purposes for which made hereunder and shall not be subject to the direction or control of the Grantor; provided, however, that neither the Lender nor said depositary shall be liable for any failure to apply the deposits or any portion thereof to the payment of taxes or insurance premiums unless Grantor shall have requested in writing the application of such funds to the payment of the particular charge for which they were deposited, accompanied by the bills for such charge.

         In the event of a sale or foreclosure of this Deed of Trust or deed in lieu of foreclosure or other transfer of title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Grantor in and to all policies of insurance on the Property, including any right to unearned premiums, are hereby assigned to and shall inure to the benefit of Lender or purchaser of the Property. Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon under a standard mortgage clause acceptable to Lender. Grantor shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender the policy or policies of such insurance.

PAYMENT OF NOTE

         7. Borrower shall promptly and punctually pay all principal and interest, as the rate thereof may be adjusted as provided in the Note (together with any legal, title insurance or other expenses incurred by Lender in connection with such rate adjustment), prepayment charge, and all other sums to become due in respect to the Note, according to the true intent and meaning thereof. Borrower shall also pay to Lender, together with and in addition to the monthly payments of principal and interest payable under the terms of the Note secured hereby, on the date set forth


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therein for the making of monthly payments, until said Note is fully paid, a sum, as estimated by Lender, equal to the ground rents under Ground Leases which have not been subordinated to this Deed of Trust, if any.

ADJUSTMENT OF LOSSES WITH INSURER AND APPLICATION OF PROCEEDS OF INSURANCE

         8. In case of loss which exceeds $100,000 as determined by Lender's insurance consultant, the Lender, or after foreclosure, the holder of the certificate or certificates of purchase, is hereby authorized either (a) to settle and adjust any claim under such insurance policies with the consent of Grantor not to be unreasonably withheld, or (b) to allow Grantor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, Lender is authorized to collect and receipt for any such insurance money. Such insurance proceeds shall be held by the Lender and used to reimburse Grantor for the cost of rebuilding or restoration of buildings or improvements on the Property. Such proceeds shall be made available, from time to time, upon the Lender being furnished with satisfactory evidence of the estimated cost of completion thereof and with such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of costs and of payments as the Lender may reasonably require and approve. No payment made prior to the final completion of the work shall exceed ninety percent (90%) of the value of the work performed, from time to time. At all times, the undisbursed balance of said proceeds remaining in the hands of the Lender shall be at least sufficient to pay for the cost of completion of the work free and clear of liens, or Grantor shall have provided Lender with reasonable evidence that it has arranged for sufficient funds to pay the difference.

         Notwithstanding the foregoing, in case of loss after foreclosure proceedings have been instituted, or loss which occurs during the last three months prior to the maturity date of the Note, Lender is authorized to collect and receipt for any such insurance money. Said insurance proceeds may, at the option of Lender, either be applied in reduction of the indebtedness secured hereby in the inverse order of maturity, whether due or not, or be held by the Lender and used to rebuild or restore the buildings or improvements located on the Property and the balance, if any, shall be paid to the Borrower, or if applicable, to the owner of the equity of redemption if he shall then be entitled to the same. In case of a judicial foreclosure of this Deed of Trust, the court in its decree may provide that the mortgagee's clause attached to each of said insurance policies may be canceled and that the decree creditor may cause a new loss clause to be attached to each of said policies making the loss thereunder payable to said decree creditor; and any such foreclosure decree may further provide that


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in case of one or more redemptions under said decree, pursuant to the statute in such case made and provided, then and in every such case, each successive redemptor may cause the preceding loss clause attached to each insurance policy to be canceled and a new loss clause to be attached thereto, making the loss thereunder payable to such redemptor. In the event of foreclosure sale, Lender is hereby authorized, without the consent of Grantor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Lender may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

         In the case of a casualty which does not occur during the last three months prior to the maturity date of the Note and which results in a loss which is $100,000 or less as determined by Lender's insurance consultant, then the Grantor is authorized to settle and adjust the claim under the insurance policies, such proceeds may be paid directly to Grantor and Grantor covenants and agrees to use such proceeds solely for the repair or restoration of buildings and improvements on the Property.

OBSERVANCE OF LEASE ASSIGNMENT

         9. In the event Borrower, as additional security for the payment of the indebtedness described in and secured by this Deed of Trust, has sold, transferred and assigned to Lender, its successors and assigns, any interest of Borrower in any Lease or Leases demising all or a portion of the Property together with the rents secured thereby, Borrower expressly covenants and agrees that if Borrower, as Lessor under said Lease or Leases so assigned, fails to faithfully perform and fulfill any term, covenant, condition or provision in said Lease or Leases, or any of them, on its part to be performed or fulfilled, at the times and in the manner in said Lease or Leases provided, resulting in or making possible forfeiture or termination of any such Lease, without the written consent of Lender, or if Borrower suffers or permits to occur any breach or default under the provisions of any Assignment of Lessor's Interest in any Lease or Leases of the Property given as additional security for the payment of the indebtedness secured hereby, or if Borrower fails to fully protect, insure, preserve and cause continued performance or fulfillment of the terms, covenants or provisions in said Lease or Leases required to be performed or fulfilled by the Lessee or any of the Lessees therein or if the Borrower, without Lender's prior agreement, permits or approves an assignment by Lessee of said Lease or Leases, upon becoming an Event of Default under such assignment, then in any such event, at the option of Lender, or of the then holder of the Note secured hereby, such breach or default shall constitute an Event of Default hereunder.


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         In the event the Grantor, as the Lessor in said Lease or Leases, shall neglect or refuse to perform, observe and keep all of the covenants, provisions and agreements contained in said Lease or Leases, the Lender may, but shall not be obligated to, perform and comply with any such Lease covenants, agreements and provisions, in which event all costs and expenses incurred by Lender in complying with such covenants, agreements and provisions, shall become a part of the principal indebtedness secured by this Deed of Trust and recoverable as such in all respects.

COVENANTS WITH RESPECT TO LEASE

         10. Intentionally omitted.

EFFECT OF EXTENSIONS OF TIME

         11. If the payment of the Note or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by the Lender, notwithstanding such extension, variation or release.

EFFECT OF CHANGES IN LAWS REGARDING TAXATION

         12. In the event of the enactment after this date of any law of the United States or of the state in which the Property is located deducting from the value of land for the purpose of the taxation of any lien thereon, or imposing upon the Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing the laws relating to the taxation of deeds of trust or mortgages or debts secured by deeds of trust or mortgages or the Lender's interest in the Property, or the manner of collection of taxes, so as to affect materially and adversely this Deed of Trust or the Lender's interest in the Mortgaged Property, or the debt secured hereby or the holder thereof, then, and in any event, the Grantor, upon demand by the Lender, shall pay such taxes or assessments, or reimburse the Lender therefor; provided, however, that if in the opinion of counsel for the Lender (a) it might be unlawful to require Grantor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, the Lender may elect, by notice in writing given to the Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice. Notwithstanding the foregoing, it is understood and agreed that Borrower shall not be obligated to pay any portion of Lender's


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federal, state, or municipal income tax or any franchise, estate, inheritance, excess profits or similar tax levied on Lender or the obligations secured hereby.

LENDER'S PERFORMANCE OF DEFAULTED ACTS

         13. Lender may, but need not, make full or partial payments of principal, interest and other charges due on prior' encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other lien or title or claim thereof; redeem from any tax sale or forfeiture affecting the Property or contest any tax or assessment; pay any premium on insurance required to be carried hereunder; or advance funds for the protection of the Property, or for the purpose of curing any default hereunder. All moneys paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees, and any other moneys advanced by Lender to protect the Property and the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the Default Rate, as more particularly defined in the Note. Inaction of Lender shall never be considered as a waiver of any right accruing to it on account of any default on the part of Grantor.

LENDER'S RELIANCE ON TAX BILLS, ETC.

         14. Lender in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so only upon reasonable inquiry as to the validity, priority, or amount of any claim for lien which may be asserted and following 10 days' prior notice to Grantor.

ACCELERATION OF INDEBTEDNESS IN CASE OF DEFAULT

         15. The occurrence of any of the following shall constitute an Event of Default: (a) Grantor shall fail to pay the Note when due, or any installment due in accordance with the terms thereof, either of principal or interest or any other monetary obligations due and owing under this Deed of Trust or any other document securing the Note and such monetary default is not cured within 10 days after notice thereof; or (b) Grantor shall sell, transfer or convey all or any part of the Mortgaged Property or any interest therein (except the sale of inventory in the ordinary course of business) without complying with the provisions of the section entitled "Sale of Property or Change in Borrower Entity;"

in the case of real estate, or without complying with subsection (5) below in the case of other personal property except as further limited by Grantor's reserved rights in Section 41; or (c) any nonmonetary default shall be made in the due observance or performance of any other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Grantor, and if curable, not cured by Grantor within the specific cure period, if any, stated herein, or if none shall remain uncured for a period of fifteen (15) days after the date of written notice thereof from Lender to Grantor. In the event that such failure, refusal or neglect, is susceptible of cure but is not cured within said fifteen (15) days, so long as Grantor is diligently and continuously pursuing such cure, Lender shall permit Grantor an additional thirty (30) days to effectuate such cure; provided, that prior to Completion of Improvements, such additional thirty (30) days shall not apply where such failure, refusal or neglect results, in Lender's reasonable determination, in a matter which is of an emergency nature.

         Upon the occurrence of an Event of Default, the whole of said principal sum hereby secured shall, at once, at the option of the Lender, become immediately due and payable, together with accrued interest thereon. In addition to the aforedescribed events of default, the term "Event of Default" shall also mean any one or more of the following events:

              (1) The Borrower or any guarantor of the Borrower's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or

              (2) The Borrower or any such guarantor shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

              (3) The Borrower or any such guarantor shall take any action to authorize any of the actions set forth above in paragraphs (1) or (2); or

              (4) A third party shall bring any case, proceeding or other action against the Borrower or any guarantor of the Borrower's obligations hereunder, seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within 14 business days after the entry thereof or (ii) remains undismissed for a period of 60 days after its commencement.

              (5) Grantor shall sell, lease, convey or in any manner transfer any of the personal property which is part of the Mortgaged Property without replacing the property with new or substantially the same property.

SALE OF PROPERTY OR CHANGE IN BORROW

         16. As an inducement to Lender to make the loan evidenced by the Note which this Deed of Trust secures, Borrower covenants and agrees that during the term of the loan, title to the Borrower's interest in the Property shall be vested solely in Borrower. If at any time during the term all or any part of the Borrower's interest in said real estate or any interest therein (except residential occupancy agreements in the ordinary course of business on forms approved by Lender or Leases of less than 10% of the total rentable floor area of the improvements), without the prior written consent of Lender, shall be conveyed or transferred or is further encumbered (whether voluntary or by operation of law or otherwise), the indebtedness secured hereby shall, at the option of Lender, become immediately due and payable.

         If Borrower or its permitted successor is a partnership, a change in a general partner shall be considered a change of ownership for purposes of this paragraph. If Borrower or its permitted successor is a corporation, a change in the aggregate stock ownership affecting more that 50% of the ownership interest shall be considered a change of ownership for purposes of this paragraph. If Borrower or its permitted successor is a limited liability company, a change in manager or change in the aggregate membership affecting more than 50% of the ownership interest shall be considered a change in ownership for purposes of this paragraph. Notwithstanding the foregoing, Borrower may convey all, of the Mortgaged Property to a successor entity or assignee in which Emeritus Corporation and/or Daniel R. Baty hold more than 50% of the total ownership interest ("Permitted Assignee") and so long as the Permitted Assignee agrees to assume the Note and obligations hereunder.

    Lender agrees not to withhold its consent to a change in ownership if the new owner or owners have a satisfactory credit standing and qualified management ability to operate the Property in Lender's sole judgment as a prudent lender. Notwithstanding the foregoing, Lender may withhold consent to a change in ownership if the principals (or beneficiaries) of such new owner are undisclosed or unavailable for service of process within the United States. Borrower shall give Lender 30 days' prior written notice of any proposed transaction which requires Lender's consent and shall furnish to Lender such information as Lender may reasonably require. Consent to any one transaction shall not be deemed to be consent to any other.

         Upon a sale, conveyance or transfer of the Property requiring Lender's consent, Lender may: (a) charge Borrower a fee for processing a request for approval, (b) require the payment of reasonable attorneys' fees in connection with such transfer, (c) require the express assumption of payment of the Note and performance of the obligations by the new owner or owners without the release of Grantor from liability for such Note and obligations), (d) require the execution of Assumption Agreements, Modification Agreements, Supplemental Security Documents and Financing Statements satisfactory in form and substance to Lender, and (e) require endorsements (to the extent available under applicable law) to any existing mortgage title insurance policies insuring Lender's liens and security interests covering the Property.

FORECLOSURE; EXPENSE OF LITIGATION

         17. Upon an Event of Default, Lender shall have the right to foreclose the lien hereof. If foreclosure be made by the Trustee, a reasonable attorneys' fee for services in the supervision of said foreclosure proceedings shall be allowed by the Trustee as part of the foreclosure costs. If foreclosure be made through the Court, a reasonable attorneys' fee shall be allowed as part of the foreclosure costs. In the event of foreclosure of the lien hereof, whether through the Trustee or through the Court, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Lender for attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Property. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Property, and the maintenance of the lien of this Deed of Trust, and charges permitted by law, including the reasonable fees of any attorney employed by Lender in any litigation or proceeding affecting this Deed of Trust, the Note or the Mortgaged Property, including probate, bankruptcy proceedings, proceedings to obtain a receiver, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Borrower, with interest thereon at the Default Rate, as more particularly defined in the Note and shall be secured by this Deed of Trust.

HAZARDOUS WASTE

         18. Grantor shall keep and maintain the Property in compliance with, and shall not cause or permit the Property to be in violation of any federal, state or local laws, ordinances, or regulations relating to industrial hygiene or to the environmental conditions on, under or about the Property including, but not limited to, soil and ground water conditions. Grantor shall not use, generate, manufacture, store or dispose of on, under or about the Property or transport to or from the Property any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," or "toxic substances" under any applicable federal or state laws or regulations, excepting from the term Hazardous Substance materials and/or substances used in the normal course of business provided said materials an/or substances are kept in approved containers, at or within approved locations, and in accordance with all applicable laws, rules and regulations and, if applicable, that all appropriate licenses are obtained. (collectively referred to hereinafter as "Hazardous Materials").

         Grantor shall immediately advise Lender in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state or local laws, ordinances, or regulations relating to any Hazardous Materials affecting the Property ("Hazardous Materials Laws") ; (ii) all claims made or threatened by any third party against Grantor or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iii) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that would cause the Property to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws.

         Lender shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' fees in connection therewith paid by Grantor. Grantor shall be solely responsible for, and shall indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns (the "Indemnified Parties") from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Materials on, under or about the Property, including, without limitation: (a) all foreseeable consequential damages; (b) the costs of any required or necessary repair, cleanup or detoxification of the Property; and the preparation and implementation of any closure, remedial or other required plans; and (c) all reasonable costs and expenses incurred by Lender in connection with clauses (a) and (b), including but not limited to reasonable attorneys' fees; but not including (a) - (c) to the extent arising out of the negligence or willful misconduct of the Indemnified Parties.

         Without Lender's prior written consent, which shall not be unreasonably withheld, Grantor shall not take any remedial action in response to the presence of any Hazardous Materials on, under, or about the Property, nor enter into any settlement agreement, consent decree, or other compromise in respect to any Hazardous Material Claims, which remedial action, settlement, consent or compromise might, in Lender's reasonable judgment, impair the value of the Lender's security hereunder; provided, however, that Lender's prior consent shall not be necessary in the event that the presence of Hazardous Materials on, under, or about the Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Lender's consent before taking such action, provided that in such event Grantor shall notify Lender as soon as practicable of any action so taken. Lender agrees not to withhold its consent, where such consent is required hereunder, if either (i) a particular remedial action is ordered by a court of competent jurisdiction, or (ii) Grantor establishes to the reasonable satisfaction of Lender that there is no reasonable alternative to such remedial action which would result in less impairment of Lender's security hereunder.

APPOINTMENT OF RECEIVER

         19. In addition to any other rights and powers conferred on the Lender hereunder, upon an Event of Default Lender shall have the right to apply for the appointment of a receiver of rents and profits of any part or the whole of the above Property, EX PARTE and without notice, and the Lender shall be entitled, as a matter of right, without regard to the value of the Property as security for the amount due or to the solvency of the Borrower or any other party or parties liable for the payment of such amount, to the appointment of such a receiver of rents and profits with power to lease the Property, or such part thereof as may not then be under lease, and with such other powers as may be deemed necessary, who, after deducting all proper charges and expenses attending the execution of his trust as receiver, including the fees of the receiver, and attorney's fees of the receiver's attorney, shall apply the residue of the said rents and profits to the payment and satisfaction of the amount remaining secured hereby, or to any deficiency which may exist after applying the proceeds of the sale of said Property to the payment of the amount due, including interest and the costs of any reasonable attorneys' fees for the foreclosure and sale in such order of priority as Lender shall elect.

ASSIGNMENT OF RENTS AND LEASES

         20. To further secure the indebtedness secured hereby, Grantor does hereby sell, assign and transfer unto the Lender all rents, issues and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any letting of, or of any agreement for the use or occupancy of the Mortgaged Property or any part thereof, and all benefits and advantages to be derived therefrom, which may have been heretofore or may be hereafter made or agreed to or which may be made or agreed to by the Lender under the powers herein granted, it being the intention hereby to establish an absolute transfer and assignment of all such avails, rents, issues and profits unto the Lender, and the Grantor does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead (with or without taking possession of the Property as provided in the paragraph entitled "Lender's Right of Possession In Case of Default") following an Event of Default to rent, lease or let all or any portion of the Mortgaged Property to any party or parties at such rental and upon such terms as said Lender shall, in its discretion, determine, and to collect all of said avails, rents, issues and profits arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the leases and agreements, written or verbal, or other tenancy agreements existing, or which may hereafter exist on the Mortgaged Property, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as the Lender would have upon taking possession pursuant to the provisions of the paragraph entitled "Lender's Right of Possession In Case of Default" hereof.

         Grantor represents and agrees that no rent has been or will be paid by any person in possession of any portion of the Property for more than one installment in advance, and that the payment of none of the rents to accrue for any portion of the Property has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by the Grantor. The Grantor waives any rights of setoff against any person in possession of any portion of the Mortgaged Property. If any lease provides for the abatement of the rent during repair of the Property demised thereunder by reason of fire or other casualty, the Grantor shall furnish to the Lender rental insurance, the policies to be in amount and form and written by such insurance companies as shall be satisfactory to the Lender. Grantor agrees that it will not assign any of the rents or profits of the Mortgaged Property, except to a purchaser or grantee of the Mortgaged Property, and then only upon condition that said grantee agrees, in writing, to assume and pay the debt secured hereby.

         Nothing herein contained shall be construed as constituting the Lender a mortgagee in possession in the absence of the taking of actual possession of the Mortgaged Property by the Lender. In the exercise of the powers herein granted to the Lender, no liability shall be asserted or enforced against the Lender, all such liability being expressly waived and released by Grantor.

         The Grantor further agrees to further assign and transfer to the Lender all future leases upon all or any part of the Mortgaged Property and to execute and deliver, at the request of the Lender, all such further assurances and assignments in the Mortgaged Property as, the Lender shall from time to time require.

         Although it is the intention of the parties that the assignment contained in this paragraph entitled "Assignment of Rents and Leases" shall be a present assignment, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that the Lender shall not exercise any of the rights or powers conferred upon it by this paragraph until and unless an Event of Default occurs. Until an Event of Default occurs, Lender grants to Grantor a revocable license to collect rental and occupancy charges.

LENDER'S RIGHT OF POSSESSION IN CASE OF DEFAULT

         21. In any case in which under the provision of this Deed of Trust, the Lender has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, forthwith upon demand of Lender, Grantor shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Lender in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Mortgaged Property, together with all documents, books, records, papers and accounts of the Grantor or then owners of the Mortgaged Property relating thereto, and may exclude the Grantor, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Grantor, or in its own name as Lender and under the powers herein granted, hold, operate, manage and control the Mortgaged Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Mortgaged Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to the Grantor, and with full power to cancel or terminate any lease or sublease for any cause or on any ground which would entitle Grantor to cancel the same, to elect to disaffirm any lease or sublease made subsequent to this mortgage or subordinated to the lien hereof, to make all necessary or proper repairs, betterments and improvements to the Mortgaged Property as to it may seem judicious, insure and reinsure the same and all risks incidental to Lender's possession, operation and management thereof and to receive all of such avails, rents, issues and profits.

         The Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases, and the Grantor shall and does hereby agree to indemnify and hold the Lender harmless of and from any and all liability, loss or damage which it may or might incur under said leases or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said leases. Should the Lender incur any such liability, loss or damage, under said leases or under or by reason of the assignment thereof, or in the defense of any claims or demands (except claims arising out of Lender's negligence or willful misconduct), the amount thereof, including costs, expenses and reasonable attorneys' fees shall be secured hereby, and the Borrower shall reimburse the Lender therefor immediately upon demand.

APPLICATION OF INCOME RECEIVED BY LENDER

         22. The Lender in the exercise of the rights and powers hereinabove conferred upon it by the paragraphs entitled "Assignment of Rents and Leases" and "Lender's Right of Possession in Case of Default" hereof shall have full power to use and apply the avails, rents, issues and profits of the Mortgaged Property to the payment of or on account of the following, in such order as Lender may determine:

              (a) To the payment of the operating expenses of the Mortgaged Property, including cost of management and leasing thereof (which shall include reasonable compensation to the Lender and its agent or agents, if management be delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized;

              (b) To the payment of taxes, special assessments or insurance premiums now due or which may hereafter become due on the Mortgaged Property;

              (c) To the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements reasonably necessary for the continued operation of the Mortgaged Property;

              (d) To the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure sale.

LENDER'S RIGHT OF INSPECTION

         23. Lender or its duly appointed agent shall have the right to inspect the Mortgaged Property at all reasonable times and access thereto shall be permitted for that purpose.

SECURITY DEPOSITS

         24. If any security deposit or advance payments received from tenants in lieu of security deposits are received by Borrower, said security deposits shall be kept and maintained in a separate bank account and upon request of Borrower by Lender, Borrower shall verify the bank account and bank number and sign such documentation as may reasonably be required by Lender in order to obtain confirmation of the bank account. Upon Lender's request, Lender shall be named on the bank account and no funds shall be withdrawn therefrom without the prior written consent of the Lender, except payment of security deposits to tenants entitled thereto. Failure to comply with the provisions herein shall be deemed an Event of Default hereunder.

CONDEMNATION

         25. Grantor hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or any claim for damages for any of the Mortgaged Property taken or damaged under the power of eminent domain or by condemnation. If the payment of award proceeds occurs during the last three months prior to the maturity date of the Note, then Lender may elect to apply the proceeds of the award upon or in reduction of the indebtedness secured hereby, whether due or not, or to require Grantor to restore or rebuild, in which event the proceeds shall be held by Lender and used to reimburse Grantor for the cost of rebuilding or restoring of buildings or improvements on the Property, in accordance with plans and specifications to be submitted to and approved by Lender. If the award proceeds exceed $100,000 and are paid prior to the last three months of the term of the Note, then the proceeds shall be held by Lender and used to reimburse Grantor for the cost of rebuilding or restoring buildings and improvements on the Property. In the even that the award proceeds are $100,000 or less and are not paid during the last three months prior to the maturity date of the Note, then such proceeds may be paid directly to Grantor, and Grantor covenants and agrees to use such proceeds solely for the restoration and replacement of buildings and improvements on the Property.

         If the Grantor is obligated to restore or replace the damaged or destroyed building or improvements under the terms of any lease or leases which are or may be prior to the lien of this Deed of Trust and if such taking does not result in cancellation or termination of such lease, the award shall be used to reimburse Grantor for the cost of the rebuilding or restoring of buildings or improvements on the Property, provided Grantor has not been in default under this Deed of Trust. In the event Grantor is required or authorized, either by Lender's election as aforesaid or by virtue of any such lease, to rebuild or restore, the proceeds of the award shall be paid out in the same manner as is provided in the paragraph entitled "Adjustment of Losses With Insurer and Application of Proceeds of Insurance" hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration. If the amount of such award is insufficient to cover the cost of rebuilding or restoration, Grantor shall pay such cost in excess of the award, before being entitled to reimbursement out of the award. Any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall, at the option of Lender, be applied on account of the indebtedness secured hereby.

GIVING NOTICE

         26. Any notice which Grantor or Lender may desire or be required to give to the other party shall be in writing, and the mailing thereof by certified mail addressed to the Grantor or to the Lender at the address stated above, or at such place as either party hereto may by notice in writing designate as a place for service of notice, shall constitute service of notice hereunder and shall be deemed delivered three business days after its deposit in the United States mail, postage prepaid or one business day after its deposit with a national overnight air courier, prepaid.

WAIVER OF RIGHTS

         27. As to any action brought by Lender prior to any foreclosure sale by the Trustee held pursuant to this Deed of Trust, Grantor hereby waives the right to any notice and to any hearing other than as provided herein and by the statutes and rules of Civil Procedure of the State of Montana now in existence. Grantor shall not and will not apply for nor avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this mortgage, and hereby waives the benefit of such laws. Grantor for itself and for all who may claim through or under it waives (a) the right to trial by jury on any issues between Grantor and Lender and to any issues pertaining to the Note, this Deed of Trust or any other document securing the Note and as to matters pertaining to the acts of the Holder of the Note prior to the date hereof; and (b) any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the property sold as an entirety.

MANAGEMENT

         28. So long as any part of the Note secured hereby remains unpaid, the Grantor will provide and maintain good and efficient management of the Mortgaged Property satisfactory to Lender.

FINANCIAL STATEMENTS

         29. Borrower covenants and agrees to furnish Lender, within one hundred twenty (120) days after the close of each fiscal year of Borrower, an annual operating statement setting forth in such detail as Lender may reasonably require, the income and expenses derived from and attributable to the Mortgaged Property during the preceding year, certified by Borrower.

APPROVAL OF CONSTRUCTION PLANS FOR PROPERTY AND CONTIGUOUS LAND

         30. Grantor covenants and agrees that there shall be no construction on the Property or on any adjoining land at any time owned or controlled by the Borrower, or any related business entities, unless complete plans and specifications for same shall have first been approved by the Lender as, in its judgment, entailing no prejudice to the loan secured hereby.

PARKING REQUIREMENTS

         31. Grantor covenants and agrees to maintain at all times sufficient parking spaces to comply with the parking requirements of all tenant leases, zoning and other regulations affecting the Property.

SECURITY AGREEMENT AND FINANCING STATEMENT UNDER UNIFORM COMMERCIAL CODE

         32. To the extent any property covered by this Deed of Trust consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust constitutes a security agreement and financing statement as defined in the Montana Uniform Commercial Code. Grantor hereby grants to Lender a security interest in all of the collateral described in this Deed of Trust. This Deed of Trust shall be self-operative with respect to such property, but Grantor agrees to execute and deliver on demand a security agreement, financing statement or other instrument as Lender may request to impose the lien hereof more specifically upon any of such property and to pay the recording and/or filing fees associated therewith. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be (i) as prescribed herein, or (ii) by general law, or (iii) as to such part of the security which is covered by the Uniform Commercial Code by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Lender's sole election. Grantor and Lender agree that nothing herein contained shall be construed as in anywise derogating from or impairing this declaration and hereby stated intention of the parties hereto, that everything used in connection with the production of income from the Property and/or adapted for the use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained therein or in any list filed with the Lender, (iii) any such item is referred to or reflected in any Financing Statement filed at any time.



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

Similarly, the mention in any Financing Statement of (1) the rights in or the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) the Grantor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise shall never be construed as in anywise altering any of the rights of Lender as determined by this instrument or impugning the priority of Lender's lien granted hereby or by any other recorded document, but such mention in said Financing Statement is declared to be for the protection of Lender in the event any Court shall at any time hold with respect to (1), (2) and (3) that notice of Lender's priority of interest to be effective against a particular class of person, including, but not limited to, the Federal Government, must be filed in the Commercial Code Records. For purposes of treating this Deed of Trust as a security agreement and financing statement, Lender shall be deemed to be the Secured Party and Grantor shall be deemed to be the Debtor.

         THIS IS A CONSTRUCTION MORTGAGE UNDER THE UNIFORM COMMERCIAL CODE, GIVEN TO SECURE AN OBLIGATION INCURRED FOR THE CONSTRUCTION OF AN IMPROVEMENT OF LAND, INCLUDING THE ACQUISITION COST OF THE LAND.

GOVERNING LAW

         33. This Deed of Trust has been executed and delivered in the State of Montana and is to be construed and enforced according to and governed by the Laws of the State of Montana.

DISBURSEMENT OF LOAN PROCEEDS FOR CONSTRUCTION OF IMPROVEMENTS

         34. The proceeds of the loan secured hereby are to be disbursed by Lender to Borrower in accordance with the provisions contained in the Construction Loan Agreement. The Construction Loan Agreement is fully incorporated in this Deed of Trust by reference. The occurrence of any Event of Default under said Construction Loan Agreement shall constitute a default under this Deed of Trust entitling Lender to all of the rights and remedies conferred upon the Lender by the terms of this Deed of Trust as in the case of any other Event of Default. If, following an Event of Default, Lender completes the construction of improvements, then all moneys so expended shall be so much additional indebtedness secured by this Deed of Trust, and any moneys expended in excess of the face amount of the Note shall be payable on demand, with interest thereon at the Default Rate, as more particularly described in the Note secured hereby.


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

BINDING ON SUCCESSORS AND ASSIGNS

         35. This Deed of Trust and all provisions hereof, shall extend to and be binding upon Grantor and/or the Borrower and all persons claiming under or through Grantor or Borrower, and the words "Grantor" or "Borrower" when used herein shall include all such persons and all persons liable for the payment of the indebtedness or any part thereof, whether or not such persons shall have executed the Note or this Deed of Trust. The word "Lender" when used herein shall include the successors and assigns of the Lender named herein, and the holder or holders, from time to time, of the Note secured hereby.

CAPTIONS

         36. The captions and headings of various paragraphs of this mortgage are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

REMEDIES CUMULATIVE.

         37. No remedy herein conferred upon or reserved to the Trustee or Beneficiary is intended to be exclusive of any other remedy provided hereby or by law or provided or allowed by the Promissory Note or any other loan agreements, but each shall be cumulative and shall be in addition to every other remedy given hereunder or existing at law or in equity. Every power or remedy given by this Deed of Trust to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary.

RELEASES, EXTENSION, RECONVEYANCES; TRUSTEE FEES.

         38. Without affecting the liability of any person, including Grantor, for the payment of any indebtedness secured hereby or the lien of this Deed of Trust on the remainder of the Mortgaged Property for the full amount of any indebtedness unpaid, Beneficiary and Trustee are respectively empowered as follows:

         Beneficiary may from time to time and without notice:

              (a) Release any person liable for payment of any of the indebtedness;

              (b) Extend the time or otherwise alter the terms of payment of any of the indebtedness; or

              (c) alter, substitute or release any property securing the indebtedness.

         Trustee may at any time and from time to time, upon the written request of Beneficiary:

              (a)  consent to the making of any map or plat of the Property;

              (b) Join in granting any easement or creating any restriction thereon;

              (c) Join in any subordination or other agreement affecting this Deed of Trust or lien or charge thereof; or

              (d) Reconvey, without warranty, all or any part of the Mortgaged Property.

         Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trust hereby created, and Grantor hereby agrees to pay same.

SEVERABILITY.

         39. If any of the provisions hereof shall be determined to contravene or be invalid under the laws of the State of Montana, such contravention or invalidity shall not invalidate any other provisions of this Deed of Trust, but it shall be construed as if not containing the particular provision or provisions held to be invalid, and all rights and obligations of the parties shall be construed and enforced accordingly.

SPECIAL PROVISIONS CONCERNING PERSONAL PROPERTY.

         40. Notwithstanding any terms of this Deed of Trust to the contrary, Grantor reserves the right to lease, finance, substitute and replace personal property and to sell inventory in the ordinary course of business without consent from Lender. In addition, Grantor may permit its personal property to be subject to equipment financing and security interests in connection therewith. None of Grantor's reserved rights described in this Section 41 shall constitute an Event of Default.


    IN WITNESS WHEREOF, the Grantor has caused these presents to be executed the day and year first above written.


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

                                            EMERITUS PROPERTIES II, INC.



                                              By: /s/ Raymond R. Brandstrom
                                                  -------------------------

                                           Title: President
                                                  -------------------------




STATE OF Washington)
                   )ss.
COUNTY OF King     )


    The foregoing instrument was acknowledged before me this 30th day of May, 1996, by Raymond R. Brandstrom as President of Emeritus Properties II, Inc., Debtor.

    Witness my hand and official seal.
                                                        [SEAL]
    My commission expires: 11-20-98.




                                                 /s/ Sarah Deines
                                                 --------------------------
                                                 Notary Public


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